Earnings Results Third Quarter 2025 Exhibit 99.2

2 This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction between Synovus Financial Corp. (“Synovus”) and Pinnacle Financial Partners, Inc. (“Pinnacle”), including future financial and operating results (including the anticipated impact of the proposed transaction on Synovus’ and Pinnacle’s respective earnings and tangible book value), statements related to the expected timing of the completion of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. You can identify these forward-looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’, Pinnacle’s or combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus, Pinnacle or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus or Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Synovus’, Pinnacle’s or the combined company’s ability to control or predict. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Synovus’ business and to Pinnacle’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the shareholders of Synovus or Pinnacle, (5) the amount of the costs, fees, expenses and charges related to the transaction, (6) the ability by each of Synovus and Pinnacle to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction, (7) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed transaction, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (9) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (10) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed transaction, (12) the possibility the combined company is subject to additional regulatory requirements as a result of the proposed transaction or expansion of the combined company’s business operations following the proposed transaction, (13) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Synovus, Pinnacle or the combined company and (14) general competitive, economic, political and market conditions and other factors that may affect future results of Synovus and Pinnacle including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; and capital management activities. Additional factors which could affect future results of Synovus and Pinnacle can be found in Synovus’ or Pinnacle’s filings with the Securities and Exchange Commission (the “SEC”), including in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Synovus’ Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and in Pinnacle’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus and Pinnacle do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Forward-Looking Statements

3 Steel Newco Inc. (“Newco”) filed a registration statement on Form S-4 (File No. 333-289866) with the SEC on August 26, 2025, and an amendment on September 29, 2025, to register the shares of Newco common stock that will be issued to Pinnacle shareholders and Synovus shareholders in connection with the proposed transaction. The registration statement includes a joint proxy statement of Synovus and Pinnacle that also constitutes a prospectus of Newco. The registration statement was declared effective on September 30, 2025. Newco filed a prospectus on September 30, 2025, and Synovus and Pinnacle each filed a definitive proxy statement on September 30, 2025. Synovus and Pinnacle each commenced mailing of the definitive joint proxy statement/prospectus to their respective shareholders on or about September 30, 2025. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Synovus, Pinnacle or Newco through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Synovus or Pinnacle at: Synovus Financial Corp. Pinnacle Financial Partners, Inc. 33 West 14th Street 21 Platform Way South Columbus, GA 31901 Nashville, TN 37203 Attention: Investor Relations Attention: Investor Relations InvestorRelations@Synovus.com Investor.Relations@pnfp.com (706) 641-6500 (615) 743-8219 Before making any voting or investment decision, investors and security holders of Synovus and Pinnacle are urged to read carefully the entire registration statement and definitive joint proxy statement/ prospectus, including any amendments thereto, because they contain important information about the proposed transaction. Free copies of these documents may be obtained as described above. Participants in Solicitation Synovus and Pinnacle and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Synovus’ shareholders and Pinnacle’s shareholders in respect of the proposed transaction under the rules of the SEC. Information regarding Synovus’ directors and executive officers is available in Synovus’ proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 12, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000018349/000001834925000057/syn-20250312.htm) (the “Synovus 2025 Proxy”), under the headings “Corporate Governance and Board Matters,” “Director Compensation,” “Proposal 1 Election of Directors,” “Executive Officers,” “Stock Ownership of Directors and Named Executive Officers,” “Executive Compensation,” “Compensation and Human Capital Committee Report,” “Summary Compensation Table,” and “Certain Relationships and Related Transactions,” and in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/ data/0000018349/000001834925000049/syn-20241231.htm), and in other documents subsequently filed by Synovus with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Synovus’ securities by Synovus’ directors or executive officers from the amounts described in the Synovus 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Synovus 2025 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding Pinnacle’s directors and executive officers is available in Pinnacle’s proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000063/pnfp-20250303.htm) (the “Pinnacle 2025 Proxy”), under the headings “Environmental, Social and Corporate Governance,” “Proposal 1 Election of Directors,” “Information About Our Executive Officers,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Transactions,” and in Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 25, 2025 (and available at https:// www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000042/pnfp-20241231.htm), and in other documents subsequently filed by Pinnacle with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Pinnacle’s securities by Pinnacle’s directors or executive officers from the amounts described in the Pinnacle 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Pinnacle 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants is included in the definitive joint proxy statement/prospectus and will be included in other relevant materials to be filed with the SEC. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Information About the Merger and Where to Find It

4 This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted revenue taxable equivalent (TE); adjusted non-interest expense; adjusted tangible efficiency ratio; tangible common equity ratio; and adjusted pre-provision net revenue (PPNR). The most comparable GAAP measures to these measures are diluted earnings (loss) per share; return on average assets; return on average common equity; total non-interest revenue; total revenue; total non-interest expense; efficiency ratio-TE; total Synovus Financial Corp. shareholders' equity to total assets ratio; and PPNR, respectively. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share, adjusted return on average assets, and adjusted PPNR are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue TE are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by stakeholders to assess our capital position. The computations of the non- GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Use of Non-GAAP Financial Measures

5 Income Statement Summary (GAAP) ($ in thousands, except per share data) 3Q25 % Change QoQ % Change YoY Net Interest Income $474,695 3% 8% Provision for Credit Losses $21,690 NM (7)% Non-Interest Revenue $140,697 5% 13% Total Revenue $615,392 4% 9% Non-Interest Expense $348,729 10% 11% Pre-Provision Net Revenue $266,663 (4)% 6% Diluted EPS $1.33 (10)% 13% (1) NM - Not Meaningful; (2) Non-GAAP financial measures; see appendix for applicable reconciliations; (3) TE - Taxable Equivalent Third Quarter 2025 Financial Highlights Income Statement Summary (Adjusted)(2) ($ in thousands, except per share data) 3Q25 % Change QoQ % Change YoY Net Interest Income (TE)(3) $476,431 3% 8% Provision for Credit Losses $21,690 NM (7)% Adjusted Non-Interest Revenue $136,363 4% 12% Adjusted Total Revenue (TE)(3) $612,794 4% 9% Adjusted Non-Interest Expense $320,216 3% 6% Adjusted Pre-Provision Net Revenue $292,578 5% 12% Adjusted Diluted EPS $1.46 (1)% 19% (1) (1)

6 Period-End Balance Sheet Growth ($ in millions) 3Q25 % Change QoQ % Change YoY Loans $43,753 0% 1% Deposits $50,004 0% 0% Core Deposits(1) $44,977 (1)% 0% Non-Interest Bearing Deposits $11,053 (5)% (4)% (1) Excludes brokered; (2) Annualized; (3) Non-GAAP financial measure; see appendix for applicable reconciliation; (4) TE - Taxable equivalent; (5) 3Q25 capital ratios are preliminary Third Quarter 2025 Financial Highlights Profitability Metrics 3Q25 2Q25 3Q24 ROAA(2) 1.30% 1.46% 1.21% Adjusted ROAA(2)(3) 1.42% 1.46% 1.26% ROCE(2) 14.36% 16.71% 14.38% ROTCE(2)(3) 16.11% 18.81% 16.38% Adjusted ROTCE(2)(3) 17.69% 18.82% 17.09% Net Interest Margin(2) 3.41% 3.37% 3.22% Efficiency Ratio - TE(4) 56.5% 53.0% 55.4% Adjusted Efficiency Ratio(3) 51.8% 52.3% 53.0% Credit & Capital Metrics 3Q25 2Q25 3Q24 NCOs/Average Loans(2) 0.14% 0.17% 0.25% NPLs/Loans 0.48% 0.59% 0.73% Allowance for Credit Losses % 1.19% 1.18% 1.24% CET1 Ratio(5) 11.24% 10.96% 10.64%

7 $122 $125 $117 $131 $136 3Q24 4Q24 1Q25 2Q25 3Q25 Adjusted ROAA(1) Adjusted Non-Interest Revenue(1) $564 $581 $573 $592 $613 3Q24 4Q24 1Q25 2Q25 3Q25 Profitability Continues to be Solid Revenue Grew 4% QoQ and 9% YoY ($ in millions) Efficiency Ratio Remains Excellent ($ in millions) ROAA(2) Continues to be Very Strong 1.26% 1.25% 1.32% 1.46% 1.42% 3Q24 4Q24 1Q25 2Q25 3Q25 53.0% 52.7% 53.3% 52.3% 51.8% 3Q24 4Q24 1Q25 2Q25 3Q25 Reported ROAA 1.21% 1.25% 1.32% 1.46% 1.30%55.4% 53.1% 53.8% 53.0% 56.5% Reported Efficiency Ratio - TE NIR Reaches Record Level in Recent Quarters (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Annualized $124 $126 $134 $141 Reported Non-Interest Revenue $116 Adjusted Tangible Efficiency Ratio(1) $565 $581 $571 $594 $615 Reported Revenue Adjusted Revenue(1) 3.22% 3.28% 3.35% 3.37% 3.41%NIM:(2)

8 Net Charge-Off Ratio(1) Balance Sheet Remains Strong 0.25% 0.26% 0.20% 0.17% 0.14% 3Q24 4Q24 1Q25 2Q25 3Q25 NPAs/Loans+REO % 10.64% 10.84% 10.77% 10.96% 11.24% 3Q24 4Q24 1Q25 2Q25 3Q25 Highest Common Equity Tier 1 Ratio(2) in SNV HistoryCredit Metrics Remain Very Healthy Amounts may not total due to rounding; (1) Annualized; (2) 3Q25 capital ratios are preliminary (2) 0.73% 0.73% 0.67% 0.59% 0.53%

2025 Guidance

	2025 Full Year	Key Guidance Assumptions
Period End Loan Growth	~4.5%	• Strong pipelines entering 4Q25 across high growth verticals[1]
Period End Core Deposit[2] Growth	~0.5%	• Expect strong 4Q25 core deposit[2] growth supported by seasonal tailwinds
Adjusted Revenue[3][4]	~6.5%	• Base case assumes two 25 bp Fed Funds cuts in October 2025 and December 2025 and stable long-term rates • Expect 4Q25 adjusted non-interest revenue[3] of $130 - 135 million
Adjusted Non-Interest Expense[3][4]	~2.5%	• Expect 4Q25 adjusted non-interest expense[3] of $320 - 325 million
CET1 Ratio at Year End	~11.35%	• Continue to deprioritize share repurchases to preserve capital in anticipation of 1Q26 merger closing
Effective Tax Rate	~21%	

	Fourth Quarter 2025
Net Charge-Offs	Relatively Stable Vs. YTD NCOs of 0.17%

(1) Inclusive of Middle Market, Specialty and Corporate and Investment Banking lending; (2) Excludes brokered; (3) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (4) Guidance based on the 2024 adjusted revenue of $2.25 billion and adjusted NIE of $1.23 billion

9

Merger Update

11 Financially and Strategically Compelling Transaction Pro Forma Branch Footprint Synovus Pro forma footprint population projected to grow 2x faster than national average Source: July 24, 2025, PNFP-SNV merger presentation; (1) 2025-2027E pro forma revenue growth CAGR of 10.5% (#1 among peers), 47% pro forma 2027E efficiency ratio (#1 among peers), 1.38% pro forma 2027E return on average assets (#2 among peers) and 18.0% pro forma 2027E return on average tangible common equity (#1 among peers) Fully Committed to Continuing the Highly Successful PNFP Operating and Recruiting Model Positioned to Remain Employer of Choice with Industry- Leading Client Service Versus Competitors Strong Pro Forma Capital Generation Minimal Geographic Overlap Supports Low-Risk Integration Builds on Significant, Multi-Year Investments to Prepare for LFI Standards Capitalizes on Positive Regulatory Environment for Larger Bank Mergers Creates Fastest-Growing, Most Profitable Regional Bank with 21% 2027E EPS Accretion and 2.6 Year TBV Dilution Earnback(1) Pinnacle

12 Cumulative Deposit Growth(1) (2014 – 2024) Sources: SNL Financials, Peer group defined as CFG, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB; (1) Not adjusted for M&A Cumulative Revenue Growth(1) (2014 – 2024) Cumulative Growth in Adjusted EPS (2014 – 2024) Peers Both franchises have delivered peer-leading top-line and bottom-line results through disciplined strategic execution and operational excellence PNFP and SNV Produced Consistent Top-Quartile Financial Results Peers Peers

Pinnacle FINANCIAL PARTNERS | SYNOVUS

Merger Offers Significant Price Upside for the Combined Company

Imputed PNFP Share Price at Various 1-Year Forward P/E Multiples[(1)]


$91
$135
$131
$153
$148
Potential Trading Multiple Uplift
✓ Adopting Pinnacle's Growth Platform
✓ Accelerating Revenue Producer Hiring Pace
✓ Leveraging the Integration Experience of Both Teams
Current PNFP
Blended PNFP/SNV; Highest Valued Regional Banks
Standalone PNFP

Illustrative 1-Year Forward P/E Multiples[(2)]:		***~11.5x***		***~13.0x***
Regional Peer Bank 1-Year Forward P/E Multiples[(3)]:	Below 8.5x	8.5x - 10.5x	10.5x - 12.5x	Over 12.5x
		M&T ZIONS UMB		Pinnacle

(1) 2027E EPS range of $11.35 to $11.75 utilizes merger model from announcement day and assumes the realization of 75% of announced cost synergies, no revenue synergies, purchase accounting mark accretion and share repurchases to result in a CET1 ratio range of 10.0% to 10.5%, respectively; for illustrative purposes only; current PNFP stock price as of October 9, 2025; (2) Blended PNFP/SNV multiples of ~13.0x and ~10.0x, respectively, as of the unaffected date of July 21, 2025; highest valued regional banks represents a blended multiple of the two selected regional peer banks with 1-year forward P/E multiples between 10.5x to 12.5x as of October 9, 2025; standalone PNFP multiple of ~13.0x as of the unaffected date of July 21, 2025; (3) Selected 14 regional peer banks between $60bn and $250bn in total assets as of June 30, 2025; 1-year forward P/E multiples as of October 9, 2025; PNFP multiple of ~13.0x as of the unaffected date of July 21, 2025; source: S&P Capital IQ Pro

13

14 Key Decisions Already Made in Contrast to Other MOEs Brand Name Headquarters Leadership Team Operating Model Incentive Model Board of Directors Split Technology Stack Pinnacle Financial Partners and Pinnacle Bank Built on Synovus' highly-scalable FIS core platform Primarily based on company revenue and EPS growth 15 directors: 8 Pinnacle and 7 Synovus Each side has 6 independent directors Geographic operating model with local leadership Long-term clarity on CEO Finalized key leadership positions Holding Company: Atlanta, GA and Bank: Nashville, TN

15 Key Leadership Decisions Finalized 3 Down from CEO Communicated 2 Down from CEO Communicated Legal Finance Risk Management Operations Human Resources, Marketing, & Corporate Communications Digital & Product Solutions Audit Consumer, Small Business, & Specialty Deposits Treasury and Payment Solutions 4 Down from CEO Communicated Credit ManagementChief Banking Officer Full Org Decided and Communicated

16 Initial Systems Assessment Largely Complete Digital Support Services Core system selection confirmed Finalizing remaining system selections to align with our go-forward business model Finalizing remaining selections post vendor negotiation completion Digital solutions evaluated with integration strategy and deployment planning underway Customer Origination & Servicing 80% Core 100% 100% 88%

Merger Update

Pinnacle Financial Partners | Synovus

Third Quarter 2025

- Established integration management office (IMO) and mobilized 20 portfolios and 75+ workstreams, including dedicated LFI readiness
- Held joint IMO in-person meetings on September 23 and October 8, focused on enhancing connectivity amongst colleagues
- Finalized pro forma organizational chart for executive management team and next levels
- Communicated employee retention packages
- Met jointly with over 100 investment management firms virtually and in person to discuss the transaction
- Filed S-4 and mailed joint proxy statement

Fourth Quarter 2025

- Continue IMO workstreams
- Hold special shareholder meeting on November 6
- Finalize pro forma full organizational structure, employee benefits and non-core platform technology system decisions

Remain comfortable with merger-related expense savings of $250 million, or 10% of combined non-interest expense

Pro forma CET1 Ratio at merger close now estimated at ~10.1%[(1)]

(1) Estimate based on 9/30/25 actual results and financial assumptions associated with the pending PNFP-SNV merger

17

18 Merger Timeline (Illustrative) August 21, 2025 Executive Leadership Team Announced August 22, 2025 Merger Application Submitted to Bank Regulators August 19, 2025 IMOs(1) Established November 6, 2025 Special Shareholder Meetings First Quarter 2026 Expected Closing First Quarter 2027 Expected Operational Conversion (1) IMO - Integration Management Office September 30, 2025 S-4 Declared Effective / Commencement of Joint Proxy Statement Mailing Fourth Quarter 2025 Full Organizational Chart/Benefit Plan Decisions August 26, 2025 Initial S-4 Filed July 24, 2025 Merger Agreement Signed & Announced

Financial Performance

20 Loans $43,537 $131 $130 $(44) $43,753 2Q25 C&I CRE Consumer 3Q25 Third Quarter 2025 Loan Growth Attribution ($ in millions) Total Loans: $44 billion Amounts may not total due to rounding; (1) Inclusive of Middle Market, Specialty and Corporate and Investment Banking lending; (2) Excluding secondary mortgage production (3) Due to an internal data input change, there is a variance to the 4Q24 payoffs numbers from previous disclosures • Average loans rose 1% from 2Q25, primarily attributable to High Growth Verticals(1) and Institutional CRE • Funded loan production(2) remains strong, supported by CRE and C&I verticals • Lower CIB utilization and payoffs as a result of strong institutional capital markets activity presented a QoQ growth headwind Highlights Quarterly Loan Production $1,356 $1,295 $1,503 $2,009 $1,946 3Q24 4Q24 1Q25 2Q25 3Q25 Loan Production and Market Activity Remain Strong ($ in millions) (2) Quarterly Loan Payoffs $1,308 $1,830 $1,355 $1,437 $1,839 3Q24 4Q24 1Q25 2Q25 3Q25 (3)

SYNOVUS

Deposits

▷ **Total Deposits: $50 billion**

Highlights

- Non-interest bearing deposits impacted QoQ by normal inflow/outflow activity; average balances down only $46 million
- Reduced public funds by $370 million in 3Q25
- Total deposit cost beta of ~53% from peak to trough (August 2024-April 2025)

Sequential Change in Deposit Balances[1] *($ in millions)*


$49,925
$(605)
$148
$(16)
$(297)
$539
$309
$50,004
2Q25
Non-Interest-Bearing
NOW
Savings
MMA
Time
Brokered
3Q25

Public Funds QoQ Growth:	$(93)	$(156)	$0	$(618)	$496

Deposit Rate Information

	6/30/2025		9/30/2025	
	EOP Rates	% of Total	EOP Rates	% of Total
Noninterest bearing	0.00%	23%	0.00%	22%
Interest bearing:				
Standard	0.78%	17%	0.71%	17%
Exception	3.22%	15%	3.27%	16%
Index	4.04%	18%	4.06%	18%
CDs[2]	3.48%	17%	3.46%	18%
Other[3]	2.68%	10%	2.62%	10%
Total IBD		77%		78%
Total Deposits	2.19%	100%	2.21%	100%

Average Quarterly Fed Target Rate[4] vs. SNV Cost of Deposits


5.43%
5.50%
5.50%
5.50%
5.43%
4.81%
4.50%
4.50%
4.46%
2.31%
2.50%
2.67%
2.68%
2.72%
2.46%
2.26%
2.22%
2.23%
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
Fed Target Rate(4)
SNV Cost of Deposits

Amounts may not total due to rounding; (1) Balances include public funds QoQ changes; (2) Includes Brokered; (3) Inclusive of ICS and Hybrid accounts, which are a mixture of Standard, Exception, and Index Rate accounts; (4) Upper band of FOMC Target Policy Rate

21

22 • Net interest income up 3% QoQ on higher loan balances, NIM expansion, and day count • NIM expanded 4 bps as higher loan yields and hedge maturities more than offset higher cash balances $441 $455 $454 $460 $475 3.22% 3.28% 3.35% 3.37% 3.41% Net Interest Income Net Interest Margin 3Q24 4Q24 1Q25 2Q25 3Q25 Amounts may not total due to rounding; Note: all references to NIM are taxable equivalent and annualized; (1) NIM Attribution reflects estimates and includes both attributed and unattributed items (2) Includes other unattributed items Net Interest Income Net Interest Income and Net Interest Margin Trends ($ in millions) Net Interest Income: $475 million Net Interest Margin Attribution(1) 3.37% (0.02)% 0.04% 0.02% 0.01% (0.01)% 3.41% 2Q25 NIM Higher Cash Balances Loan Yield/Fees Loan Hedges Deposit/ Funding Costs Other 3Q25 NIM Highlights (2)

SYNOVUS

Non-Interest Revenue

▷ **Non-Interest Revenue: $141 million**

Highlights

- Wealth Revenue[2] increased 4% QoQ and 5% YoY from growth in brokerage and trust fees
- Client derivative and arranger fees supported 8% QoQ growth and 36% YoY growth in Capital Markets Income

($ in millions)	3Q25	QoQ Δ	YoY Δ
Core Banking Fees[1]	$53	1%	11%
Wealth Revenue[2]	$43	4%	5%
Capital Markets Income	$14	8%	36%
Net Mortgage Revenue	$4	(1)%	8%
Other Income[3][4]	$21	11%	16%
Total Adjusted Non-Interest Revenue[5]	**$136**	**4%**	**12%**
Total Non-Interest Revenue	**$141**	**5%**	**13%**

Strong Non-Interest Revenue[6] Growth Trends *($ in millions)*


Core Banking Fees (2)
$44
$45
$48
$53
3Q22
3Q23
3Q24
3Q25


Wealth Revenue (3)
$39
$42
$41
$43
3Q22
3Q23
3Q24
3Q25


Capital Markets Income
$8
$8
$10
$14
3Q22
3Q23
3Q24
3Q25

Amounts may not total due to rounding; (1) Includes service charges on deposit accounts, card fees, and several other non-interest revenue components including line of credit non-usage fees, letter of credit fees, ATM fee income, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, Commercial Sponsorship, and other miscellaneous income; (4) Excludes adjusted NIR items. See appendix for adjusted NIR non-GAAP reconciliation; (5) Non-GAAP financial measure; see appendix for applicable reconciliation; (6) Reclassifications within NIR 1Q24 resulted in prior periods being reclassified

23

24 $302 $309 $308 $312 $320 3Q24 4Q24 1Q25 2Q25 3Q25 Reported Non-Interest Expense • Employment expense rose 7% YoY ($12 million) largely due to increases in hiring and merit ($9 million) • Expect 4Q25 adjusted non-interest expense of $320 - 325 million Non-Interest Expense ($ in millions) 3Q25 QoQ Δ YoY Δ Total Employment $195 3% 7% Total Other $76 2% 6% Total Occupancy, Equipment, and Software $49 1% 5% Total Adjusted Non-Interest Expense(1) $320 3% 6% Total Non-Interest Expense $349 10% 11% Non-Interest Expense: $349 million Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation Disciplined Non-Interest Expense Control ($ in millions) Highlights $314 $309 $308 $316 $349 Adjusted Non-Interest Expense(1) Efficiency Ratio Remains Excellent 53.0% 52.7% 53.3% 52.3% 51.8% 3Q24 4Q24 1Q25 2Q25 3Q25 55.4% 53.1% 53.8% 53.0% 56.5% Reported Efficiency Ratio - TE Adjusted Tangible Efficiency Ratio(1)

25 • NCOs, NPAs and criticized and classified loans all improved in 3Q25 • 4Q25 NCOs/average loans(1) expected to be relatively stable compared to 2025 YTD NCOs of 0.17% Credit Quality $27 $28 $21 $18 $15 3Q24 4Q24 1Q25 2Q25 3Q25 Net Charge-Offs ($ in millions) Amounts may not total due to rounding. (1) Annualized $535 $539 $529 $514 $520 3Q24 4Q24 1Q25 2Q25 3Q25 171% 174% 185% 200% 249%ACL to NPLs: Allowance for Credit Losses ($ in millions) 3.9% 4.0% 3.8% 3.6% 3.4% 3Q24 4Q24 1Q25 2Q25 3Q25 NPA and Criticized & Classified Loan Ratios Allowance for Credit Losses RatioAllowance for Credit Losses Net Charge-Off Ratio(1)Net Charge-OffsNPAs/Loans+REO % Criticized & Classified Loans as a % of Total Loans 1.24% 1.27% 1.24% 1.18% 0.25% 0.26% 0.20% 0.17%0.73% 0.73% 0.67% 0.59% 0.14% 1.19% Highlights 0.53%

26 10.64% 10.84% 10.77% 10.96% 11.24% Common Equity Tier 1 Tier 1 Tier 2 3Q24 4Q24 1Q25 2Q25 3Q25 Amounts may not total due to rounding; (1) 3Q25 capital ratios are preliminary (1) 11.89% 13.67% 13.78% 12.06% Capital Capital Ratios 13.60% 11.76% Common Equity Tier 1(1) Highest in SNV History 10.96% 0.38% (0.11)% 0.00% (0.01)% 0.02% 11.24% Beginning CET1 Ratio (2Q25) Net Income To Common Shareholders Common Dividends Share Repurchases RWA Other Ending CET1 Ratio (3Q25) (Third Quarter 2025 CET1 Change) (1) 13.81% 11.96% 12.34% 14.07% • CET1 Ratio(1) at all-time high of 11.24% • Expect ~11.35% CET1 Ratio at the end of 2025 as we prioritize client loan growth and prepare for legal day one Highlights

Appendix

28 Loan Trends $43,121 $42,609 $42,649 $43,537 $43,753 $22,664 $22,331 $22,313 $23,098 $23,229 $12,177 $12,015 $12,072 $12,140 $12,270 $8,279 $8,263 $8,264 $8,299 $8,255 C&I CRE Consumer 3Q24 4Q24 1Q25 2Q25 3Q25 Period End Loans ($ in millions) $42,908 $42,537 $42,506 $42,819 $43,299 $22,470 $22,257 $22,299 $22,523 $22,928 $12,140 $12,021 $11,963 $12,017 $12,113 $8,298 $8,259 $8,244 $8,279 $8,258 C&I CRE Consumer 3Q24 4Q24 1Q25 2Q25 3Q25 Average Loans ($ in millions) Amounts may not total due to rounding

29 $50,194 $51,095 $50,843 $49,925 $50,004 $11,562 $11,596 $11,543 $11,658 $11,053 $10,960 $11,517 $11,714 $11,329 $11,477 $13,112 $14,056 $14,267 $14,191 $13,894 $995 $982 $1,011 $983 $967 $8,460 $8,068 $7,461 $7,047 $7,586 $5,105 $4,875 $4,847 $4,717 $5,026 NIB DDA NOW MMA Savings Time Brokered 3Q24 4Q24 1Q25 2Q25 3Q25 Deposit Trends Period End Deposits ($ in millions) Average Deposits ($ in millions) $50,481 $51,101 $50,598 $50,203 $50,157 $11,666 $11,784 $11,406 $11,386 $11,341 $10,835 $11,298 $11,613 $11,534 $11,325 $13,059 $13,768 $13,901 $14,322 $14,306 $1,008 $987 $994 $994 $978 $8,438 $8,252 $7,778 $7,206 $7,148 $5,476 $5,013 $4,906 $4,760 $5,059 NIB DDA NOW MMA Savings Time Brokered 3Q24 4Q24 1Q25 2Q25 3Q25 Amounts may not total due to rounding

30 Allowance for Credit Losses ($ in millions) $514 $3 $6 $(8) $7 $(1) $520 2Q25 Economic Conditions Other Qualitatives Performance Net Growth Other 3Q25 ACL/Loans: 1.18% 1.19% Economic Scenario Assumptions and Weightings Amounts may not total due to rounding; (1) Other factors include the addition to the ACL associated with the cessation of a third-party lending relationships and decline in that portfolio as well as the impact of dispositions, etc; (2) Upside refers to Moody's August 2025 "S1" Upside 10th Percentile scenario; (3) Downside refers to Moody's August 2025 "S3" Downside 10th Percentile scenario; (4) Slow Growth refers to Moody's August 2025 "S5" Slow Growth; (5) Corresponds to Moody's August 2025 scenarios 3Q25 Change from 2025(5) 2026(5) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Consensus Baseline 50% 0% 1.7% 4.3% 1.7% 4.4% Upside(2) 15% 0% 1.9% 4.1% 3.0% 3.7% Downside(3) 5% (5)% 1.4% 4.7% (1.7)% 8.0% Slow Growth(4) 30% 5% 1.6% 4.3% 1.1% 5.5% Weighted Average 1.7% 4.3% 1.5% 4.8% (1)

31 Composition Change Risk Category 3Q25 2Q25 3Q25 vs. 2Q25 Passing Grades $42,272 $41,971 $301 Special Mention $650 $728 $(78) Substandard Accruing $622 $581 $41 Non-Performing Loans $209 $257 $(48) Total Loans $43,753 $43,537 $216 $942 $1,086 $1,333 $1,484 $1,527 $1,634 $1,590 $1,693 $1,683 $1,610 $1,566 $1,481 2.2% 2.5% 3.0% 3.4% 3.5% 3.8% 3.7% 3.9% 4.0% 3.8% 3.6% 3.4% Criticized & Classified Loans % of Total Loans 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Portfolio Risk DistributionCriticized & Classified Loans Amounts may not total due to rounding. Risk Distribution ($ in millions)

SYNOVUS

Loan Portfolio by Category

Highly Diverse Loan Mix



Market-Based C&I 25%
Industry-Focused C&I(1) 23%
Other C&I 5%
Multi-Family 10%
Other CRE 7%
Hotel 4%
Office 4%
Retail 3%
Residential C&D & Land 0.5%
Consumer Real Estate 16%
Consumer Non-Real Estate 3%

C&I Portfolio $23.2 billion

- C&I portfolio is well-diversified among multiple lines-of-business
- Diverse C&I industry mix aligned with economic and demographic drivers
- SNCs total $5.4 billion, ~9.4% of which is agented by SNV
- Leveraged loans total $2.0 billion

CRE Portfolio $12.3 billion

- 93.4% are income-producing properties
- Diversity among property types and geographies
- 84.8% of NPL balance comprised of 1 office relationship

Consumer Portfolio $8.3 billion

- Weighted average credit score of 796 and 785 for Home Equity and Mortgage, respectively
- Weighted average LTV[2] of 71.6% and 68.3% for Home Equity and Mortgage, respectively

3Q25 Portfolio Characteristics	C&I	CRE	Consumer
NPL Ratio	0.43%	0.32%	0.87%
QTD Net Charge-off Ratio (annualized)	0.17%	0.01%	0.25%
30+ Days Past Due Ratio	0.06%	0.02%	0.35%
90+ Days Past Due Ratio	0.01%	0.00%	0.02%

Amounts may not total due to rounding; (1) Industry-focused C&I is comprised of senior housing, structured lending (asset-backed finance), insurance premium finance, CIB, restaurant finance, and public funds portfolios; (2) LTV is calculated by dividing the sum of the 9/30/25 commitment amount and any existing senior lien by the most recent appraisal value (typically at origination)

32

SYNOVUS

C&I Loan Portfolio

Diverse Industry Exposure
Total C&I Portfolio $23.2 billion


Finance/Insurance 22.9%
Senior Housing(1) 12.7%
Accom. & Food Svcs. 7.3%
Health Care 6.0%
Lessors of R/E(1) 5.9%
Manufacturing 5.4%
Wholesale Trade 5.0%
Retail Trade 4.6%
Construction 4.3%
Other Services 3.8%
Prof., Scientific, Tech. Svcs. 3.6%
Transport/ Warehousing 3.6%
All Other 3.4%
Other R/E and Rental & Leasing(1) 3.2%
Arts, Entertainment, & Rec. 2.3%
Public Administration 2.1%
Educational Svcs. 2.0%
Ag, Forestry, Fishing 1.0%
Admin., Support, Waste Mgmt. 0.8%

- **Approximately 95% of the C&I Portfolio is Collateralized**


Owner-Occupied CRE
Inventory/Receivables
Insurance Premium Finance
Lender Finance
Other Collateral
Unsecured
38%
23%
7%
13%
15%
5%

- **Wholesale Bank** (includes Market Based and Industry Focused Lines) represents 70% of C&I balances
- **Finance/Insurance** predominantly represented by secured lender finance portfolio
  - 0.00% NPL Ratio
  - 0.00% Net Charge-Off Ratio (annualized)
  - 0.00% 30+ Day Past Due Ratio

Credit Indicator	3Q25
NPL Ratio	0.43%
Net Charge-off Ratio (annualized)	0.17%
30+ Days Past Due Ratio	0.06%
90+ Days Past Due Ratio	0.01%

Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing

33

SYNOVUS

Commercial Real Estate Loan Portfolio

Composition of 3Q25 CRE Portfolio
Total CRE Portfolio $12.3 billion


Multi-Family
34.1%
Hotels
14.7%
Office Building
13.2%
Other Investment Properties
12.2%
Shopping Center
11.3%
Warehouses
7.8%
1-4 Family Perm/Mini-Perm
2.7%
Land Acquisition & Dev.
2.1%
1-4 Family Construction
1.8%

- **Investment Properties portfolio represent 93% of total CRE portfolio**
  - The portfolio is well diversified among property types
- **CRE Credit Quality**
  - 0.32% NPL Ratio
  - 0.01% Net Charge-Off Ratio (annualized)
  - 0.02% 30+ Day Past Due Ratio
  - 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of September 30, 2025)	**Office Building**	**Multi-family**	**Shopping Centers**	**Hotels**	**Other Investment Properties**	**Warehouse**	**Residential Properties[1]**	**Development & Land**
Balance (in millions)	$1,618	$4,185	$1,392	$1,804	$1,502	$961	$548	$259
Weighted Average LTV[2]	55.8%	52.6%	54.4%	52.4%	52.2%	52.3%	NA	NA
NPL Ratio	2.07%	0.00%	0.11%	0.00%	0.04%	0.01%	0.39%	0.27%
Net Charge-off Ratio (annualized)	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.08%	0.26%
30+ Days Past Due Ratio	0.05%	0.00%	0.03%	0.00%	0.02%	0.00%	0.09%	0.17%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing the 9/30/2025 commitment amount and any senior lien by the most recent appraisal (typically at origination)

34

35 Credit Indicator 3Q25 NPL Ratio 0.87% Net Charge-off Ratio (annualized) 0.25% 30+ Days Past Due Ratio 0.35% 90+ Days Past Due Ratio 0.02% Total Consumer Portfolio $8.3 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 3Q25 Originations 798 772 Weighted Average Credit Score of Total Portfolio 796 785 Weighted Average LTV(1) 71.6% 68.3% Average DTI(2) 35.2% 33.2% Utilization Rate 40.0% N/A 63.5% 22.3% 7.6% 4.5% 2.1% Consumer Mortgage Home Equity Third-Party HFI Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV calculated by dividing the 9/30/25 commitment amount and any senior lien by the most recent appraisal (typically at origination); (2) Average DTI of 3Q25 originations Consumer Credit Quality • 86% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 21.6% • Third party HFI portfolio of $626 million Consumer Loan Portfolio

36 $2,850 $2,600 $2,350 $2,350 $2,100 $1,850 $1,750 $1,750 $1,500 $250 $250 $500 $750 $1,000 $1,000 $1,000 3.16% 3.38% 3.62% 3.62% 3.64% 3.65% 3.71% 3.71% 3.80% Effective Forward Starting Effective Rate 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 1Q27 2Q27 3Q27 63% 63% 63% 64% 65% 37% 37% 37% 36% 35% 6.59% 6.41% 6.26% 6.25% 6.32% Floating Rate Fixed Rate Yield 3Q24 4Q24 1Q25 2Q25 3Q25 Amounts may not total due to rounding; (1) Represents projected notional outstanding for effective cash-flow loan hedges, along with the estimated effective fixed-rate at the end of the respective period; (2) NII sensitivity estimates reflect a dynamic balance sheet Derivative Hedge Portfolio(1)Loan Portfolio Rate Mix and Yield Earning Asset Composition ($ in millions) 12-Month Net Interest Income Sensitivity(2) Parallel Shock % NII Impact +100bps 2.4% -100bps (2.4)%

37 Repricing Term Rate Structure 3 mos or less 3-12 mos 1-3 Years 3-5 Years 5-15 Years Over 15 Years Total Variable Rate Fixed Rate Non-real estate $ 11,460 $ 755 $ 472 $ 727 $ 579 $ 1,618 $ 15,611 $ 13,189 $ 2,422 Owner occupied 1,140 246 636 769 997 46 3,834 1,140 2,694 Commercial & Industrial 12,600 1,001 1,108 1,496 1,576 1,664 19,445 14,329 5,116 Construction, A&D 1,528 97 142 118 67 17 1,969 1,499 470 Income producing 10,757 638 1,192 821 367 274 14,049 10,995 3,054 Commercial Real Estate 12,285 735 1,334 939 434 291 16,018 12,494 3,524 Residential mortgages 1,564 143 347 442 776 4,123 7,395 1,555 5,840 Other consumer 496 22 54 42 205 76 895 489 406 Total $ 26,945 $ 1,901 $ 2,843 $ 2,919 $ 2,991 $ 6,154 $ 43,753 28,867 14,886 % of Total 62% 4% 6% 7% 7% 14 % Loans - Repricing and Maturity ($ in millions) Amounts are preliminary and may not total due to rounding. Note: Loan category totals are based on Fed call codes related to regulatory reporting Call Report instructions for Synovus Bank.

38 Securities Portfolio $10,449 $10,661 $10,783 $10,646 $10,314 $2,623 $2,582 $2,547 $2,503 $2,451 3.36% 3.43% 3.47% 3.49% 3.49% AFS HTM Yield 3Q24 4Q24 1Q25 2Q25 3Q25 Total Securities Portfolio(1) ($ in millions) Securities & Cash Flow Hedges: Estimated Unrealized Loss in AOCI (After-Tax)(2) ($ in billions) $0.7 $0.6 $0.5$0.7 $0.6 $0.5 Securities AOCI Swap AOCI 3Q25 3Q26E 3Q27E Note: Amounts may not total due to rounding; (1) Amortized cost; (2) AOCI unrealized loss projections are based on the forward interest rate curve as of 9/30/25 and incorporate various assumptions, including those related to prepayments and tax rates

39 2Q25 3Q25 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Non-interest-bearing $11,386 N/A $11,341 N/A Interest-bearing non-maturity (NMD) $26,851 2.42% $26,609 2.43% Time $7,206 3.45% $7,148 3.39% Brokered $4,760 4.55% $5,059 4.49% Total interest-bearing $38,817 2.88% $38,816 2.88% Total deposits $50,203 2.22% $50,157 2.23% Total Average Deposit Costs

40 3Q24 4Q24 1Q25 2Q25 3Q25 Financial Performance Diluted EPS $1.18 $1.25 $1.30 $1.48 $1.33 Net interest margin(1) 3.22% 3.28% 3.35% 3.37% 3.41% Efficiency ratio-TE 55.4% 53.1% 53.8% 53.0% 56.5% Adjusted tangible efficiency ratio(2) 53.0% 52.7% 53.3% 52.3% 51.8% ROAA(1) 1.21% 1.25% 1.32% 1.46% 1.30% Adjusted ROAA(1)(2) 1.26% 1.25% 1.32% 1.46% 1.42% Balance Sheet QoQ Growth Total loans 0% (1)% 0% 2% 0% Total deposits 0% 2% 0% (2)% 0% Credit Quality NPA ratio 0.73% 0.73% 0.67% 0.59% 0.53% NCO ratio(1) 0.25% 0.26% 0.20% 0.17% 0.14% Capital Common shares outstanding(3) 141,997 141,166 139,214 138,782 138,813 Leverage ratio 9.55% 9.55% 9.56% 9.86% 10.02% Tangible common equity ratio(2) 7.28% 7.02% 7.26% 7.55% 7.96% Amounts may not total due to rounding; (1) Annualized; (2) Non-GAAP financial measure; see applicable reconciliation; (3) In thousands; (4) Preliminary (4) Quarterly Highlights Trend

41 ($ and shares in thousands, except per share data) 3Q24 2Q25 3Q25 Net income available to common shareholders $169,628 $206,320 $185,590 Investment securities losses (gains), net — — (1,742) Restructuring charges (reversals) 1,219 72 (747) Valuation adjustment to Visa derivative 8,700 — 2,911 Merger-related expense(1) — — 23,757 Tax effect of adjustments(2) (2,427) (17) (5,839) Adjusted net income available to common shareholders $177,120 $206,375 $203,930 Weighted average common shares outstanding, diluted 143,979 139,502 139,612 Net income (loss) per common share, diluted $1.18 $1.48 $1.33 Adjusted net income per common share, diluted $1.23 $1.48 $1.46 Amounts may not total due to rounding; (1) Currently a determination has not been made regarding whether certain merger-related costs will be tax deductible or not, which depends on the ultimate success of the transaction; therefore, merger-related expense has been tax effected using the same marginal tax rate as other adjusted items; (2) An assumed marginal tax rate of 24.2% for 3Q25, 2Q25 and 24.5% for 3Q24 was applied Non-GAAP Financial Measures

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	3Q24	4Q24	1Q25	2Q25	3Q25
Net income	$180,684	$189,377	$194,872	$217,119	$196,505
Valuation adjustment on GLOBALT earnout	–	(719)	–	–	–
Restructuring charges (reversals)	1,219	37	(1,292)	72	(747)
Valuation adjustment to Visa derivative	8,700	–	2,200	–	2,911
Investment securities losses (gains), net	–	–	–	–	(1,742)
Merger-related expense[(1)]	–	–	–	–	23,757
Tax effect of adjustments[(2)]	(2,427)	165	(219)	(17)	(5,839)
Adjusted net income	$188,176	$188,860	$195,561	$217,174	$214,845
Net income (loss) annualized	$718,808	$753,391	$790,314	$870,862	$779,612
Adjusted net income annualized	$748,613	$751,334	$793,109	$871,083	$852,374
Total average assets	$59,183,624	$60,174,616	$59,876,546	$59,577,113	$60,085,552
Return on average assets (annualized)	1.21%	1.25%	1.32%	1.46%	1.30%
Adjusted return on average assets (annualized)	**1.26%**	**1.25%**	**1.32%**	**1.46%**	**1.42%**

Amounts may not total due to rounding; (1) Currently a determination has not been made regarding whether certain merger-related costs will be tax deductible or not, which depends on the ultimate success of the transaction; therefore, merger-related expense has been tax effected using the same marginal tax rate as other adjusted items; (2) An assumed marginal tax rate of 24.2% for 3Q25, 2Q25, 1Q25, and 4Q24 and 24.5% for 3Q24 was applied

42

Non-GAAP Financial Measures, Continued

SYNOVUS

($ in thousands)	3Q24	2Q25	3Q25
Net income available to common shareholders	$169,628	$206,320	$185,590
Restructuring charges (reversals)	1,219	72	(747)
Valuation adjustment to Visa derivative	8,700	–	2,911
Investment securities losses (gains), net	–	–	(1,742)
Merger-related expense[1]	–	–	23,757
Tax effect of adjustments[2]	(2,427)	(17)	(5,839)
Adjusted net income available to common shareholders	$177,120	$206,375	$203,930
Adjusted net income available to common shareholders annualized	$704,630	$827,768	$809,070
Amortization of intangibles, tax effected, annualized	8,735	7,993	7,907
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$713,365	$835,761	$816,977
Net income available to common shareholders annualized	$674,824	$827,547	$736,308
Amortization of intangibles, tax effected, annualized	8,735	7,993	7,907
Net income available to common shareholders excluding amortization of intangibles annualized	$683,559	$835,540	$744,215
Total average Synovus Financial Corp. shareholders' equity less preferred stock	$4,692,722	$4,952,297	$5,127,084
Average goodwill	(480,440)	(480,440)	(480,440)
Average other intangible assets, net	(38,793)	(30,398)	(27,665)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$4,173,489	$4,441,459	$4,618,979
Return on average common equity (annualized)	14.38%	16.71%	14.36%
Adjusted return on average common equity (annualized)	15.02%	16.71%	15.78%
Return on average tangible common equity (annualized)	**16.38%**	**18.81%**	**16.11%**
Adjusted return on average tangible common equity (annualized)	**17.09%**	**18.82%**	**17.69%**

Amounts may not total due to rounding; (1) Currently a determination has not been made regarding whether certain merger-related costs will be tax deductible or not, which depends on the ultimate success of the transaction; therefore, merger-related expense has been tax effected using the same marginal tax rate as other adjusted items; (2) An assumed marginal tax rate of 24.2% for 3Q25, 2Q25 and 24.5% for 3Q24 was applied

43

44 Non-GAAP Financial Measures, Continued ($ in thousands) 3Q24 4Q24 1Q25 2Q25 3Q25 Total non-interest revenue $123,980 $125,587 $116,466 $134,135 $140,697 Valuation adjustment on GLOBALT earnout — (719) — — — Investment securities (gains) losses, net — — — — (1,742) Fair value adjustment on non-qualified deferred compensation (2,062) (237) 816 (3,275) (2,592) Adjusted non-interest revenue $121,918 $124,631 $117,282 $130,860 $136,363 Total non-interest expense $313,690 $309,311 $308,034 $315,701 $348,729 Restructuring (charges) reversals (1,219) (37) 1,292 (72) 747 Fair value adjustment on non-qualified deferred compensation (2,062) (237) 816 (3,275) (2,592) Merger-related expense — — — — (23,757) Valuation adjustment to Visa derivative (8,700) — (2,200) — (2,911) Adjusted non-interest expense $301,709 $309,037 $307,942 $312,354 $320,216 Amounts may not total due to rounding

45 ($ in thousands) 3Q24 4Q24 1Q25 2Q25 3Q25 Adjusted non-interest expense $301,709 $309,037 $307,942 $312,354 $320,216 Amortization of intangibles (2,907) (2,888) (2,627) (2,627) (2,627) Adjusted tangible non-interest expense $298,802 $306,149 $305,315 $309,727 $317,589 Net interest income $440,740 $454,993 $454,384 $459,561 $474,695 Total non-interest revenue 123,980 125,587 116,466 134,135 140,697 Total revenue 564,720 580,580 570,850 593,696 615,392 Net interest income $440,740 $454,993 $454,384 $459,561 $474,695 Tax equivalent adjustment 1,393 1,430 1,577 1,662 1,736 Net interest income (TE) $442,133 $456,423 $455,961 $461,223 $476,431 Total non-interest revenue 123,980 125,587 116,466 134,135 140,697 Total revenue (TE) 566,113 582,010 572,427 595,358 617,128 Investment securities losses (gains), net — — — — (1,742) Valuation adjustment on GLOBALT earnout — (719) — — — Fair value adjustment on non-qualified deferred compensation (2,062) (237) 816 (3,275) (2,592) Adjusted revenue (TE) $564,051 $581,054 $573,243 $592,083 $612,794 Efficiency ratio-TE 55.4% 53.1% 53.8% 53.0% 56.5% Adjusted tangible efficiency ratio 53.0% 52.7% 53.3% 52.3% 51.8% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding

46 Non-GAAP Financial Measures, Continued Amounts may not total due to rounding ($ in thousands) 3Q24 4Q24 1Q25 2Q25 3Q25 Net interest income $440,740 $454,993 $454,384 $459,561 $474,695 Total non-interest revenue 123,980 125,587 116,466 134,135 140,697 Total non-interest expense (313,690) (309,311) (308,034) (315,701) (348,729) Pre-provision net revenue (PPNR) $251,030 $271,269 $262,816 $277,995 $266,663 Adjusted revenue (TE) $564,051 $581,054 $573,243 $592,083 $612,794 Adjusted non-interest expense (301,709) (309,037) (307,942) (312,354) (320,216) Adjusted PPNR $262,342 $272,017 $265,301 $279,729 $292,578 Non-G P Financial Mea ures, Continued

47 ($ in thousands) 3Q24 4Q24 1Q25 2Q25 3Q25 Total assets $59,589,628 $60,233,644 $60,339,121 $61,056,785 $60,485,175 Goodwill (480,440) (480,440) (480,440) (480,440) (480,440) Other intangible assets, net (37,207) (34,318) (31,691) (29,063) (26,436) Tangible assets $59,071,981 $59,718,886 $59,826,990 $60,547,282 $59,978,299 Total Synovus Financial Corp. shareholders’ equity $5,355,976 $5,244,557 $5,390,751 $5,617,686 $5,818,737 Goodwill (480,440) (480,440) (480,440) (480,440) (480,440) Other intangible assets, net (37,207) (34,318) (31,691) (29,063) (26,436) Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $4,301,184 $4,192,654 $4,341,475 $4,571,038 $4,774,716 Total Synovus Financial Corp. shareholders’ equity to total assets ratio 8.99% 8.71% 8.93% 9.20% 9.62% Tangible common equity ratio 7.28% 7.02% 7.26% 7.55% 7.96% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding